UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 23, 2010

Daktronics, Inc.
(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 2.02     Results of Operations and Financial Condition

On February 23, 2010 Daktronics, Inc. (the “Registrant”) issued a press release announcing financial results for the fiscal 2010 third quarter ending January 30, 2010.  A copy of the press release with announced corrections incorporated is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this report, including the exhibit shall not be incorporated by reference into Daktronics’ filings with the Securities and Exchange Commission under the Securities Act of 1933 and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Act of 1934.

Item 9.01                      Financial Statements and Exhibits:

(d)  Exhibits.  The following exhibit is furnished as part of this Report:

99.1 News Release dated February 23, 2010 issued by Registrant regarding third quarter fiscal 2010 results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ William R. Retterath
William R. Retterath, Chief Financial Officer
Date: February 23, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated February 23, 2010 issued by Daktronics, Inc.